UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

/_/Preliminary Information Statement

/_/Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

/x/ Definitive Information Statement

MINING POWER GROUP, INC.
(Exact name of registrant as specified in charter)

Payment of Filing Fee (Check the appropriate box):

/x/No fee required

/_/Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

/_/ Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form Schedule or Registration Statement No.:

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4. Date Filed:

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended

MINING POWER GROUP, INC.

20200 Dixie Highway, Suite 906

Miami, Florida 33180

WE ARE NOT ASKING YOU TO FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission and is being mailed, on or about May 16, 2019, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the record holders as of May 16, 2019, (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of MINING POWER GROUP, INC., a Colorado Corporation (the “Company”). This Information Statement is circulated to advise the shareholders of actions already approved and taken without a meeting by written consent of the holders of a majority of the Company’s outstanding voting common stock, specifically the Company’s CEO, Dror Svorai, who owns 803,000 shares of the Company’s Series A Preferred Stock, and 197,000,000 shares of the Company’s Common Stock representing 100% of the total issued and outstanding shares of preferred stock, and approximately 86.8% of the 226,965,896 total issued and outstanding shares of voting common stock of the Company (the “Majority Stockholder”) as of the record date. Since the Information Statement is first being sent or given to security holders on May 16, 2019, the corporate actions described herein may be effective on or after June 5, 2019.

Please review this Information Statement for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU TO FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective 20 days after the mailing of this Information Statement are as follows:

(1) Change in the name of the Company to “Canna Corporation” (the “Name Change”); and

(2) Change in the trading symbol of the Company from “MPGR” to such new trading symbol as selected by FINRA from the list provided by the Company in its Corporate Action Form.

The name change and trading symbol change described in this Information Statement have been duly authorized and approved by the written consent of the holders of a majority of the voting shares of the Company’s issued and outstanding voting securities and your vote or consent is not requested or required. The Information Statement is provided solely for your information as no notice is required by Section 78.320(3) of the Colorado Revised Statutes for any action which is authorized by written consent and Regulation 14C under the Securities Exchange Act of 1934.

On April 4, 2019, the Board of Directors of the Company approved the Name Change, subject to Stockholder approval. The Majority Stockholder approved the Name Change by written consent in lieu of a meeting on April 4, 2019. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change or Symbol Change.  The Name Change will become effective twenty (20) days after this Definitive Information Statement is filed and mailed to Stockholders of Record and is subject to FINRA approval. The Symbol Change will not become effective unless and until we receive FINRA approval.

Date: May 13, 2019	For the Board of Directors of
MINING POWER GROUP, INC.

	By:	/s/ Dror Svorai
Dror Svorai
Chief Executive Officer and Director

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RECOMMENDATION OF THE BOARD OF DIRECTORS

ACTIONS TAKEN

ACTION I - NAME CHANGE

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The Board of Directors has determined that since the Company plans to alter its business focus away from cryptomining data centers, the Name Change and Symbol Change will better reflect the nature of the Company’s new business direction.

Purpose of the Name Change

On April 4, 2019, the Company’s Board of Directors and the Majority Stockholder owning a majority of the Company’s voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company’s name to Canna Corporation.  The Board believes that the Name Change better reflects the nature of the Company’s anticipated operations and that a corresponding trading symbol change would be consistent.

Amended Certificate of Incorporation

The Board of Directors filed the Company’s Articles of Amendment to the Articles of Incorporation with the State of Colorado on April 4, 2019 in order to effect the name change in Colorado. On the date that is twenty (20) days following the mailing of this Information Statement, such name change will be effective, pending FINRA approval.

To reduce the expenses of delivering multiple materials to our stockholders, we are taking advantage of rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials, or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at Mining Power Group, Inc., 20200 Dixie Highway, Suite 906, Miami, Florida 33180.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our Company since the commencement of our last completed financial year;

2. any proposed nominee for election as a director of our Company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To our knowledge, no director has advised that he intends to oppose the Name Change as more particularly described herein.

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OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 350,000,000 shares of Common Stock, par value $0.0001 per share, of which 226,965,896 shares are outstanding as of May 13, 2019 (the “Record Date”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name of Beneficial Owner	Number of Shares Owned	Percent of Class
Dror Svorai, CEO	803,000 Series A Preferred*	100%
Dror Svorai, CEO	197,000,000 Common	86.8%

*Mr. Svorai’s 803,000 shares of Series A Preferred Stock alone represent not less than 60% of the vote of all shares eligible to vote on this matter.

Mr. Svorai’s 197,000,000 shares of Common Stock alone represent 86.8% of the issued and outstanding shares of Common Stock as of the Record Date.

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes information regarding the compensation awarded to, earned by or paid to, our Chief Executive Officer, and our other executive officers during the year ended December 31, 2018 and 2017, who we will collectively refer to as the named executive officers, for the years ended December 31, 2018 and 2017, are set out in the following summary compensation table:

Name & Position	Year	Contract Payments ($)	Bonus ($)	Stock awards	All Other Compensation ($)	Total ($)

Richards Davis, President/CEO, Director	2017				75,520	$75,520

Dror Svorai, President/CEO, Director	2018				19,000	$19,000

DIRECTOR COMPENSATION

Our Directors are permitted to receive fixed fees and other compensation for their services as directors. Our Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to, directors in such capacity.

CONSULTING OR EMPLOYMENT AGREEMENTS WITH OFFICERS AND DIRECTORS

None.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Colorado Corporate Law, the Company’s Articles of Incorporation consistent with above, or ByLaws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE OF NAME CHANGE

Pursuant to Rule 14c-2 under the Exchange Act, the Name Change shall not be effective with the Secretary of State of Colorado until a date at least twenty (20) days after the date on which this Information Statement has been mailed

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to the Stockholders. The Company anticipates that the action contemplated hereby will be effective on or about the close of business on June 5, 2019.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us. The distribution will be made by mail.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2019	MINING POWER GROUP, INC.
By:/s/Dror Svorai Dror Svorai
Chief Executive Officer and Director

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